Exhibit 99.2
ALTRA HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of (i) the acquisition of Hay Hall Holdings Ltd. (the “Hay Hall Acquisition”), (ii) the acquisition of TB Wood’s Corporation and related financing (the “TB Wood’s Acquisition and Related Transactions”) and (iii) our redemption of £11.6 million of our 11 1/4% senior notes on February 27, 2007 on our financial condition and results of operations.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 assumes that the Hay Hall Acquisition, our redemption of £11.6 million, or U.S. $22.7 million (based on an exchange rate of 1.963 U.S. Dollars to U.K. Pounds as of February 27, 2007), of 11 1/4% senior notes and the TB Wood’s Acquisition and Related Transactions, as applicable, took place on January 1, 2006, the beginning of our 2006 fiscal year. The unaudited pro forma condensed combined balance sheet as of December 31, 2006 assumes that our redemption of £11.6 million, or U.S. $22.7 million (based on an exchange rate of 1.963 U.S. Dollars to U.K. Pounds as of February 27, 2007), of our 11 1/4% senior notes on February 27, 2007 and the TB Wood’s Acquisition and Related Transactions occurred on December 31, 2006. The redemption of our 11 1/4% senior notes is not directly related to the TB Wood’s Acquisition and Related Transactions, but we believe that the adjustment is material to investors. The information presented in the unaudited pro forma condensed combined financial statements is not necessarily indicative of our financial position or results of operations that would have occurred if the TB Wood’s Acquisition and Related Transactions had been completed as of the dates indicated, nor should it be construed as being a representation of our future financial position or results of operations.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These adjustments are more fully described in the notes to the unaudited pro forma condensed combined financial statements below.

The acquisition of TB Wood’s will be accounted for under the purchase method of accounting. As such, the cost to acquire TB Wood’s will be allocated to the respective assets acquired and liabilities assumed based on their estimated fair values at the closing of the merger. The pro forma adjustments and assumptions are based on preliminary estimates, evaluations and other data currently available. In particular, such adjustments include information based upon our preliminary allocation of the purchase price for the acquisition of TB Wood’s, which is subject to adjustment based upon our further analysis. We have not completed the valuation studies necessary to determine the fair values of the assets we have acquired and liabilities we have assumed and the related allocations of purchase price. Accordingly, the allocation of purchase price set forth in the unaudited pro forma condensed combined financial statements may change as a result of the final purchase price allocation and the differences may be material.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2006

		Hay Hall
		Holdings
		UK GAAP
		Period from
	Altra	January 1,	Hay Hall			TB Wood’s
	Holdings, Inc.	2006	Holdings			Corporation
	Year Ended	through	UK GAAP	Hay Hall	Hay Hall	Year Ended
	December 31,	February 10,	U.S. GAAP	Holdings	Holdings	December 31,	Pro Forma		Pro Forma
	2006	2006	Adjustments	U.S. GAAP	U.S. GAAP(a)	2006(b)	Adjustments		Combined
	(In thousands)

Net sales	$462,285	£4,371	£—	£4,371	$7,662	$118,935	$(716	)(1)	$588,166
Cost of sales	336,836	2,513	(1)	2,512	4,404	80,790	1,780	(2)	423,810

Gross profit	125,449	1,858	1	1,859	3,258	38,145	(2,496)		164,356
Selling, general, administrative and other operating expenses, net	84,376	1,706	(12)	1,694	2,970	28,641	1,061	(3)	117,048

Operating profit	41,073	152	13	165	288	9,504	(3,557)		47,308
Interest expense, net	25,479	111	—	111	195	3,628	9,086	(4)	38,388
Other expense net	856	—	—	—	—	—	—		856

Income (loss) before income taxes	14,738	41	13	54	93	5,876	(12,643)		8,064
Income tax expense (benefit)	5,797	13	—	13	23	1,762	(4,551	)(5)	3,031

Net income (loss)	$8,941	£28	£13	£41	$70	$4,114	$(8,092)		$5,033

(a)	Reflects Hay Hall’s Unaudited Interim Condensed Statement of Operations on a U.S. GAAP basis after translation to U.S. dollars at an exchange rate of 1.753 U.S. Dollars to U.K. Pounds (the average exchange rate for the six week period ended February 10, 2006).

(b)	Reflects TB Wood’s audited consolidated Statement of Operations for the year ended December 31, 2006.

See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Statement of Operations.”

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

		Year Ended
		December 31,
		2006
		(In thousands)

(1)	Adjustments to net sales as follows:
	Elimination of net sales of Engineered Systems of Matrix business which is included in the Hay Hall financial statements but which were not acquired by Altra	$(291)
	Elimination of intercompany sales from Hay Hall to Altra	(378)
	Elimination of intercompany sales from Altra to Hay Hall	(47)

	Total pro forma adjustment	$(716)
(2)	Adjustments to cost of sales as follows:
	Elimination of cost of sales of Engineered Systems of Matrix business which is included in the Hay Hall financial statements but which were not acquired by Altra	$(205)
	Elimination of cost of sales on intercompany sales from Hay Hall to Altra	(378)
	Elimination of cost of sales on intercompany sales from Altra to Hay Hall	(47)
	Adjustment to record additional expense to reflect a full year of depreciation expense resulting from the adjustment to the fair market value of property, plant and equipment in connection with the Hay Hall Acquisition	127
	Adjustment to record additional depreciation expense resulting from the adjustment to the fair market value of property, plant and equipment in connection with the TB Wood’s Acquisition	2,283

	Total pro forma adjustment	$1,780
(3)	Adjustments to selling, general, administrative and other operating expenses as follows:
	Adjustment to record additional expense to reflect a full year of amortization expense associated with the intangible assets recorded in connection with the Hay Hall Acquisition	$116
	Elimination of selling, general, administrative and other operating expenses of Engineered Systems of Matrix business which is included in the Hay Hall financial statements but which were not acquired by Altra	(156)
	Elimination of selling, general, administrative and other operating expenses of Hay Hall’s corporate office business which is included in the Hay Hall financial statements but which were not acquired by Altra	(330)
	Adjustment to record additional amortization expense associated with the intangible assets recorded in connection with the TB Wood’s Acquisition	2,436
	Elimination of additional expense related to Genstar Capital, L.P. transaction fee in connection with the Hay Hall Acquisition	(1,005)

	Total pro forma adjustment	$1,061

		Year Ended
		December 31,
		2006
		(In thousands)

(4)	Adjustments to interest expense as follows:
	Elimination of historical interest expense recorded at Hay Hall	$(195)
	Adjustment to record additional amortization expense associated with debt issuance costs in connection with the Hay Hall Acquisition	47
	Adjustment to record additional interest expense associated with the notes issued to finance the Hay Hall Acquisition	756
	Elimination of the interest expense associated with the redemption of 35% of the 11 1/4% senior notes	(2,495)
	Adjustment to write-off deferred financing costs associated with the redemption of 35% of the 11 1/4% senior notes	814
	Adjustment to record additional interest expense associated with the borrowings under our revolving credit facility in connection with the TB Wood’s Acquisition	733
	Adjustment to record the additional interest expense associated with the issuance of the 9% senior secured notes in connection with the TB Wood’s Acquisition	9,450
	Adjustment to write-off deferred financing costs and original issue discount associated with the debt to be repaid in connection with the TB Wood’s Acquisition	1,800
	Elimination of interest expense associated with debt to be repaid in connection with the TB Wood’s Acquisition	(2,769)
	Adjustment to record additional expense associated with the bridge financing in connection with the TB Wood’s Acquisition	450
	Adjustment to record the amortization of the premium associated with the issuance of the 9% senior secured notes in connection with the TB Wood’s Acquisition	(225)
	Adjustment to record additional amortization expense associated with debt issuance costs in connection with the TB Wood’s Acquisition	720

	Total pro forma adjustment	$9,086
(5)	Adjustments to record additional tax benefit of 36%	$(4,551)

Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2006

	Altra	TB Wood’s	Pro Forma		Pro Forma
	Holdings, Inc.	Historical(a)	Adjustments		Combined
	(In thousands)

ASSETS
Current assets:
Cash and cash equivalents	$42,527	$877	$(34,230	)(1)	$9,174
Trade accounts receivable, net	61,506	17,592	—		79,098
Inventories, net	75,769	19,668	—		95,437
Deferred income taxes	6,783	—	—		6,783
Prepaid expenses and deferred tax assets	7,532	2,532	—		10,064

Total current assets	194,117	40,669	(34,230)		200,556
Property, plant and equipment, net	82,387	24,752	10,501	(2)	117,640
Goodwill	65,397	5,891	45,340	(3)	116,628
Intangibles assets, net	59,662	—	46,499	(4)	106,161
Deferred income taxes	2,135	—	—		2,135
Other assets	5,670	1,456	1,400	(5)	8,526

Total assets	$409,368	$72,768	$69,510		$551,646

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,053	$9,043	$—		$43,096
Accruals and other liabilities	30,565	6,367	(148	)(6)	36,784
Taxes payable	5,353	1,471	—		6,824
Deferred income taxes	1,382	462	—		1,844
Current portion of long-term debt	573	4,745	10,000	(7)	15,318

Total current liabilities	71,926	22,088	9,852		103,866
Long-term debt, less current portion and net of accreted debt	228,555	23,884	69,041	(8)	321,480
Deferred income taxes	7,130	250	20,520	(9)	27,900
Pension liabilities	15,169	—	—		15,169
Other post-retirement benefits	3,262	—	—		3,262
Other long term liabilities	3,910	—	—		3,910

Total liabilities	$329,952	$46,222	$99,413		$475,587

Total stockholders’ equity	79,416	26,546	(29,903	)(10)	76,059

Total liabilities and stockholders’ equity	$409,368	$72,768	$69,510		$551,646

(a)	Reflects TB Wood’s audited consolidated Balance Sheet as of December 31, 2006.

See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Statement of Operations.”

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

		As of
		December 31,
		2006
		(In thousands)

(1)	Adjustments to cash and cash equivalents as follows:
	Adjustment to record cash used in connection with the TB Wood’s Acquisition	$(10,900)
	Adjustment to record the premium received associated with the issuance of the 9% senior secured notes issued in connection with the TB Wood’s Acquisition	1,050
	Adjustment to record cash received for interest from December 1, 2006 associated with the issuance of the 9% senior secured notes issued in connection with the TB Wood’s Acquisition	788
	Adjustment to record the cash used in connection with the redemption of 35% of the outstanding 11 1/4% senior notes	(22,673)
	Adjustment to record the cash used for the premium associated with the redemption of 35% of the outstanding 11 1/4% senior notes	(2,495)

	Total pro forma adjustment	$(34,230)
(2)	Adjustment to record property, plant and equipment at estimated fair value in connection with the TB Wood’s Acquisition	$10,501
(3)	Adjustments to goodwill as follows:
	Adjustment to record initial goodwill at estimated fair market value in connection with the TB Wood’s Acquisition	$51,231
	Adjustment to remove historical goodwill recorded at TB Wood’s	(5,891)

	Total pro forma adjustment	$45,340
(4)	Adjustment to record initial intangible assets (primarily customer relations and tradenames) at estimated fair market value in connection with the TB Wood’s Acquisition	$46,499
(5)	Adjustments to other assets as follows:
	Adjustment to remove the deferred debt issuance costs associated with the redemption of 35% of the 11 1/4% senior notes	$(814)
	Adjustment to remove the deferred financing costs associated with debt that was repaid in connection with the TB Wood’s Acquisition	(1,136)
	Adjustment to record deferred debt issuance costs in connection with the TB Wood’s Acquisition	3,350

	Total pro forma adjustment	$1,400
(6)	Adjustments to accruals and other liabilities as follows:
	Adjustment to record the accrual of interest from December 1, 2006 on the 9% senior secured notes issued in connection with the TB Wood’s Acquisition	788
	Adjustment to eliminate the interest accrual associated with the redemption of 35% of the outstanding 11 1/4% senior notes	(936)

		(148)
(7)	Adjustment to record additional short-term debt incurred under our revolving credit facility in connection with the TB Wood’s Acquisition	10,000

		As of
		December 31,
		2006
		(In thousands)

(8)	Adjustments to long-term debt as follows:
	Adjustment to remove debt that was repaid in connection with the TB Wood’s Acquisition	$(14,336)
	Adjustment to remove debt in connection with the redemption of 35% of the outstanding 11 1/4% senior notes	(22,673)
	Adjustment to record the premium received associated with the issuance of the 9% senior secured notes issued in connection with the TB Wood’s Acquisition	1,050
	Adjustment to reflect the issuance of the 9% senior secured notes in connection with the TB Wood’s Acquisition	105,000

	Total pro forma adjustment	$69,041
(9)	Adjustments to deferred tax liabilities, at an assumed effective tax rate of 36%, as follows:
	Adjustment to record the deferred tax liability associated with the adjustment to record property, plant and equipment at estimated fair market value	$3,780
	Adjustment to record the deferred tax liability associated with the adjustment to record initial intangible assets at estimated fair market value	16,740

	Total pro forma adjustment	$20,520
(10)	Adjustments to stockholders’ equity as follows:
	Adjustment to remove historical equity balances of TB Wood’s	$(26,546)
	Adjustment to reflect the impact of the premium paid in connection with the TB Wood’s debt being repaid in connection with the TB Wood’s Acquisition	(320)
	Adjustment to reflect the impact of the premium paid in connection with the redemption of 35% of the outstanding 11 1/4% senior notes	(2,495)
	Adjustment to reflect the impact of removing the deferred debt issuance costs associated with the redemption of 35% of the 11 1/4% senior notes	(814)
	Adjustment to reflect the impact of removing the accrued interest associated with the redemption of 35% of the outstanding 11 1/4% senior notes	936
	Adjustment to reflect the write-off of original issue discount in connection with the TB Wood’s debt being repaid in connection with the TB Wood’s Acquisition	(664)

	Total pro forma adjustment	$(29,903)